EXHIBIT 10.30A


                                                                   BANK HAPOALIM
                                                               NEW YORK BRANCHES
                                                               -----------------

                                                                     May 8, 2001

Ms.  Renee  Fulk
Chief  Financial  Officer
Level  8  Systems,  Inc.
8000  Regency  Parkway
Cary,  North  Carolina  27511

RE:     $15,000,000  LINE  OF  CREDIT  FROM  BANK  HAPOALIM  B.M.  (THE  "BANK")
     TO  LEVEL  8  SYSTEMS,  INC.  (THE  "COMPANY").

Dear  Ms.  Fulk:

     This will confirm that an application for extension of he maturity date for the above referenced loan is being processed by the Bank. We will extend the loan to April 15, 2002 and anticipated delivering amended documents to the Company for execution shortly.

                              Very  truly  yours,

                              Bank  Hapoalim  B.M.


                              By:
                              Title:
                              Name:


                              By:
                              Title:
                              Name:





              1177 Avenue of the Americas  New York, NY 10038-2790
    Tel: (212) 782-2000  Fax: (212) 782-2222  TELEX: 620158  SWIFT: POALUS33

   Bank Hapoalim B.M. 50 Rotthschild Blvd. P.O. Box 27, Tel-Aviv 61000, Israel
Tel: (972-3) 5673333  TELEX: 342342  33612  SWIFT: POALILIT Fax: (972-3) 5607028
                                CABLE: Bankpoalim